                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 SRS Labs, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

                                 SRS LABS, INC.
                              2909 DAIMLER STREET
                          SANTA ANA, CALIFORNIA 92705

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

     You are invited to attend the Annual Meeting of Stockholders of SRS Labs, Inc. the ("Company") to be held at 10:00 A.M., California time, on Thursday, June 11, 1998, at the Irvine Marriott Hotel, located at 18000 Von Karman Avenue, Irvine, California 92612 for the following purposes:

          1. To elect two Class II directors to the Board of Directors to hold office for a term of three years and until their respective successors are elected and qualified.

          2. To consider and act upon a proposal to approve an amendment to the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan (the "Incentive Plan") to increase the number of shares of common stock available for issuance thereunder by 2,500,000.

          3. To consider and act upon a proposal to approve an amendment to the Incentive Plan to allow all directors of the Company and any Subsidiary (as defined in the Incentive Plan) of the Company to participate in the Incentive Plan.

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors nominates John AuYeung and John Tu as the nominees for election to the Board of Directors as Class II directors.

     The Board of Directors has fixed the close of business on April 17, 1998, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

     EACH STOCKHOLDER IS CORDIALLY INVITED TO BE PRESENT AND TO VOTE AT THIS ANNUAL MEETING IN PERSON. STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID AND ADDRESSED ENVELOPE, WHETHER OR NOT THEY EXPECT TO ATTEND. IN THE EVENT A STOCKHOLDER WHO HAS RETURNED A SIGNED PROXY ELECTS TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, THE STOCKHOLDER WILL BE ENTITLED TO VOTE.

                                          By Order of the Board of Directors,

                                          /s/ Janet M. Biski
                                          Janet M. Biski
                                          Secretary

Santa Ana, California
April 30, 1998

                                 SRS LABS, INC.
                              2909 DAIMLER STREET
                          SANTA ANA, CALIFORNIA 92705

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SRS Labs, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 11, 1998, at the Irvine Marriott Hotel located at 18000 Von Karman Avenue, Irvine, California 92612 at 10:00 A.M., California time, and at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described herein. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to stockholders is May 8, 1998.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     The Board of Directors of the Company (the "Board of Directors" or the "Board") has fixed the close of business on April 17, 1998, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding class of stock of the Company is its common stock, par value $.001 per share ("Common Stock"), and, at the Record Date, 11,505,754 shares were issued and outstanding. Each share of Common Stock entitles the record holder on the Record Date to one vote on all matters. With respect to the election of directors only (Proposal 1), stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees.

     The Bylaws of the Company set forth certain procedures relating to the nomination of directors (the "Nomination Bylaw") and no person shall be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw.

     Nominations of persons for election to the Board of Directors may be made by (i) the Board of Directors or a committee appointed by the Board of Directors or (ii) any stockholder who is a stockholder of record at the time of giving the notice provided for in the Nomination Bylaw, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in the Nomination Bylaw.

     Nominations by stockholders shall be made pursuant to timely notice in proper written form to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Company (i) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which public announcement is first made of the date of the meeting, and (ii) in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th day following the day on which public announcement is first made of the date of the meeting. To be in proper written form, such stockholder's notice shall set forth or include (i) the name and address, as they appear on the Company's books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the class and number of shares of stock of the Company owned beneficially and of record by the stockholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made;
(iv) a description of all arrangements or understandings between or among any of
(A) the stockholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice; (v) such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (vi) the signed consent of each nominee to serve as a director of the Company if so elected. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The presiding officer of the meeting for election of directors shall, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Nomination Bylaw, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of the Nomination Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in the Nomination Bylaw.

     Any stockholder giving a proxy has the power to revoke the proxy prior to its exercise. A proxy may be revoked (i) by delivering to the Secretary of the Company, Janet M. Biski, at or prior to the Annual Meeting, an instrument of revocation or a duly executed proxy bearing a date or time later than the date or time of the proxy being revoked or (ii) at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

     All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted "FOR" (i) election of the Board's nominees for Class II directors, (ii) approval of the amendment to the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan (the "Incentive Plan") increasing the number of shares of Common Stock available for issuance thereunder by 2,500,000 and (iii) approval of the amendment to the Incentive Plan allowing all directors of the Company and any Subsidiary (as defined in the Incentive Plan) of the Company to participate in the Incentive Plan. As to any other business which may properly come before the Annual Meeting, the persons named in such proxies will vote in accordance with their best judgment, although the Company does not presently know of any other such business.

     A majority of the outstanding shares of Common Stock entitled to vote must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Abstentions and non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting. Each candidate for election as a Class II director will be elected by a plurality of the votes of shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on such election. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on each of the proposals (other than the election of directors) is required for the adoption of each such proposal. Abstentions will be counted as votes against any of the proposals as to which a stockholder abstains, but non-votes will have no effect on the voting with respect to any proposal as to which there is a non-vote. A non-vote may occur when a nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications with, stockholders or their personal representatives by directors, officers and employees of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement to stockholders whose Common Stock is held of record by such entities. The Company's Board of Directors has authorized the Executive Committee of the Board to retain the services of a proxy solicitation firm if, in such Committee's view, it is deemed necessary. The Executive Committee has not engaged such a firm at this time; however, to the extent it decides to do so, the Committee will utilize the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies in connection with this Proxy Statement, and such firm will receive a fee estimated to be $4,000 and will be reimbursed for out-of-pocket expenses.

     The Company was incorporated in the State of California in June 1993 and reincorporated in the State of Delaware in June 1996. All references to the Company reflect this continuation. The Company first became a reporting company pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended, in August 1996.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table contains certain information as of the Record Date regarding all persons who, to the knowledge of the Company, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, each of the directors of the Company, each nominee for director, each of the executive officers named in the Summary Compensation Table set forth herein under the caption "Compensation of Executive Officers" (such officers are collectively referred to herein as the "Named Executive Officers") and all directors and executive officers as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Securities and Exchange Commission (the "SEC").

                                                             AMOUNT AND
                                                              NATURE OF
                                                             BENEFICIAL       PERCENT OF
                          NAME                             OWNERSHIP(1)(2)    CLASS(1)(2)
                          ----                             ---------------    -----------
Thomas C.K. Yuen and Misako Yuen(3)(4)...................     3,053,106          26.13%
Mutual Management Corp.(5)...............................     1,100,630           9.57%
Packard Bell Electronics(6)..............................       954,165           8.03%
Thomrose Holdings (BVI) Limited(7)(8)....................       778,179           6.76%
Rayfa (BVI) Limited(8)(9)................................       709,760           6.17%
The Capital Group Companies, Inc.(10)....................       709,000           6.16%
Putnam Investments, Inc.(11).............................       598,000           5.20%
Class I Directors:
  Jeffrey I. Scheinrock(4)(12)...........................        13,621              *
  Thomas W.T. Wan(7)(8)..................................       778,179           6.76%
Class II Directors/Nominees:
  John AuYeung(4)(12)....................................        10,000              *
  John Tu(4)(13).........................................       221,152           1.92%
Class III Directors:
  Stephen V. Sedmak(4)(14)...............................       877,049           7.43%
  Thomas C.K. Yuen(3)(4).................................     3,053,106          26.13%
Named Executive Officers Who are Not Directors:
  Janet M. Biski(4)(12)..................................        54,742              *
  Robert A. Veri(15).....................................            --             --
  James S. Lucas(16).....................................       225,526           1.93%
All directors and executive officers as a group (7
  persons)(17)...........................................     5,007,849          41.48%

---------------
   * Less than one percent.

 (1) Subject to applicable community property and similar statutes.

 (2) Includes (a) shares beneficially owned, whether directly or indirectly, individually or together with associates, and (b) shares of which beneficial ownership may be acquired within 60 days of the Record Date by exercise of stock options ("Stock Option Shares").

 (3) Includes 2,668,582 shares of Common Stock held by Mr. and Mrs. Yuen as co-trustees of the Thomas Yuen Family Trust, and 176,769 Stock Option Shares granted to Mr. Yuen. Also includes 207,755 shares of Common Stock held by Atsuko Hamasaki as trustee of the Yuen 1993 Irrevocable Trust (144,825 shares) and as custodian for Mr. and Mrs. Yuen's children, Jennifer Wen Lee Yuen (31,465 shares) and Constance Kahlee Yuen (31,465 shares). Mr. and Mrs. Yuen disclaim beneficial ownership of the 207,755 shares held by Atsuko Hamasaki.

 (4) The mailing address of such stockholder is c/o SRS Labs, Inc., 2909 Daimler Street, Santa Ana, California 92705.

 (5) Mutual Management Corp. ("MMC"), Salomon Smith Barney Holdings Inc. ("SSB Holdings") and Travelers Group Inc. ("TRV"), 388 Greenwich Street, New York, New York 10013, filed a joint Schedule 13G on or about March 10, 1998. SSB Holdings is the sole shareholder of MMC, and TRV is the sole shareholder of SSB Holdings. MMC has shared voting and dispositive power over 1,000,000 shares, and SSB Holdings and TRV each have shared voting and dispositive power over 1,100,630 shares. SSB Holdings and TRV disclaim beneficial ownership of the shares referred to in the Schedule 13G.

 (6) Includes 382,104 Stock Option Shares. The mailing address for Packard Bell Electronics, Inc. is 31717 La Tinda Drive, Westlake Village, California 91362.

 (7) All of the 778,179 shares are held by Thomrose Holdings (BVI) Limited ("Thomrose"). Thomas W.T. Wan is the sole shareholder of Thomrose.

 (8) The mailing address of such stockholder is c/o Valence Technology Inc., Unit 413, 4th Floor, Hong Kong Industrial Technology Centre, 72 Tat Chee Avenue, Kowloon Tong, Hong Kong.

 (9) The sole shareholder of Rayfa (BVI) Limited is Raymond Choi. Mr. Choi also is the President of Valence Semiconductor Design Limited, a subsidiary of Valence.

(10) The Capital Group Companies, Inc. ("CGCI") and Capital Guardian Trust Company ("CGTC"), 333 South Hope Street, Los Angeles, California 90071, filed a joint Schedule 13G on or about February 11, 1998. CGCI is the parent holding Company of a group of investment management companies that hold investment power and, in some cases, voting power over the shares reported in the Schedule 13G. CGTC, a wholly-owned subsidiary of CGCI, serves as the investment manager of various institutional accounts. CGCI and CGTC each have sole voting and dispositive power over 709,000 shares.

(11) Putnam Investments, Inc. ("PI"), Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"), One Post Office Square, Boston, Massachusetts 02109, and Marsh & McLennan Companies, Inc. ("MMCI"), 1166 Avenue of the Americas, New York, New York 10036, filed a joint
     Schedule 13G on or about January 21, 1998. PI, which is a wholly-owned subsidiary of MMCI, wholly owns PIM, which is the investment advisor to the Putnam family of mutual funds, and PAC, which is the investment advisor to Putnam's institutional clients. PI and PAC each have shared voting power over 338,300 shares and shared dispositive power over 598,000 shares. MMCI and PIM do not have voting or dispositive power over any shares. MMCI and PI disclaim beneficial ownership of the shares covered by the Schedule 13G.

(12) All Stock Option Shares.

(13) Includes 10,000 Stock Option Shares.

(14) Includes 301,301 Stock Option Shares and 5,800 shares held by his wife, Mary Sedmak, as custodian for their children, Jeffrey Sedmak (2,900 shares) and Sarah Sedmak (2,900 shares).

(15) Mr. Veri ceased to be an executive officer and employee of the Company on September 26, 1997. The mailing address for Mr. Veri is 37 Toulon, Laguna Niguel, California 92677.

(16) Includes 178,669 Stock Option Shares. Mr. Lucas ceased to be an executive officer and employee of the Company on October 23, 1997. The mailing address for Mr. Lucas is 12532 Singingwood, Santa Ana, California 92705.

(17) Includes 566,433 Stock Option Shares.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     Under the Company's Certificate of Incorporation (the "Certificate") and Bylaws (the "Bylaws"), which provide for a "classified" Board, two persons, John AuYeung and John Tu, have been nominated by the Board of Directors for election at the Annual Meeting to serve a three year term expiring at the annual meeting in 2001 and until their respective successors are elected and qualified. A plurality of the votes of shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on such election is required for election of each nominee.

     The Bylaws provide for six directors. Currently, there are two Class I directors (Messrs. Scheinrock and Wan), whose term expires at the 2000 annual meeting of stockholders; two Class II directors (Messrs. AuYeung and Tu), whose term expires at the Annual Meeting; and two Class III directors (Messrs. Sedmak and Yuen), whose term expires at the 1999 annual meeting of stockholders.

     Each of the nominees presently serve as a Class II director and has served continuously as a director of the Company since the date indicated in his biography below. In the event either nominee is unable to or declines to serve as a director at the time of the Annual Meeting (which is not anticipated), the persons named in the proxy will vote for the election of such person or persons as may be designated by the present Board of Directors. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE FOR THE ELECTION OF THE TWO DIRECTOR NOMINEES LISTED BELOW.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF JOHN AUYEUNG AND JOHN TU AS CLASS II DIRECTORS.

INFORMATION WITH RESPECT TO THE CLASS II DIRECTOR NOMINEES

     The following table sets forth information regarding the nominees, including age on the date of the Annual Meeting, present position with the Company, period served as a director and other business experience during the past five years.

                                   DIRECTOR                 PRINCIPAL OCCUPATION AND OTHER
           NAME              AGE    SINCE                   INFORMATION CONCERNING NOMINEE
           ----              ---   --------                 ------------------------------
John AuYeung...............  46      1996     Dr. AuYeung has served as a director of the Company since
                                              May 1996 and has served as a member of the Audit and
                                              Compensation Committees of the Board of Directors since
                                              June 1996. In addition, Dr. AuYeung has served as a
                                              director of Valence Technology, Inc. ("Valence") and all
                                              but one of Valence's subsidiaries since the closing of the acquisition of Valence by the Company in March 1998. Since
                                              November 1, 1996, Dr. AuYeung has served as President,
                                              Secretary and Treasurer of ACG (U.S.), Inc., the U.S.
                                              subsidiary of a foreign-based internet company, and has
                                              served as President of Communications Management, Inc., a
                                              management consulting firm. Since October 1996, Dr. AuYeung also has served as Assistant Secretary of Asia
                                              Communications Global Limited, an internet technology
                                              company focusing on the dissemination of financial,
                                              homeshopping and other information to substantially all of the Asian market. Prior thereto, Dr. AuYeung served as Vice
                                              President, Technology and Business Development of Atlantis
                                              Computers, Inc. d/b/a NuReality, a manufacturer of computer multimedia and consumer audio/video products and a licensee of the Company, from May 1995 to October 1996. In addition,
                                              Dr. AuYeung served in a variety of management positions
                                              with Newport Corporation, a scientific research instrument manufacturer, from March 1982 to April 1996. Prior to
                                              joining Newport Corporation, Dr. AuYeung was a research
                                              scientist at the Jet Propulsion Laboratory. Dr. AuYeung
                                              holds a B.S. from the Massachusetts Institute of Technology and an M.S. and a Ph.D. in electrical engineering from the
                                              California Institute of Technology.

                                   DIRECTOR                 PRINCIPAL OCCUPATION AND OTHER
           NAME              AGE    SINCE                   INFORMATION CONCERNING NOMINEE
           ----              ---   --------                 ------------------------------
John Tu....................  56      1994     Mr. Tu has served as a director of the Company since May
                                              1994. In addition, since June 1996, Mr. Tu has served as a member of the Audit and Compensation Committees of the
                                              Board. Mr. Tu has served as a director and President of
                                              Kingston Technology Company (and its predecessor, Kingston
                                              Technology Corporation), a manufacturer of computer
                                              enhancements, since October 1987. Mr. Tu also was a
                                              co-founder of Kingston Technology Corporation. Prior
                                              thereto, from 1982 to 1986, Mr. Tu served as President of
                                              Camintonn Corporation, a manufacturer of board level
                                              products for the DEC marketplace, and from 1986 to 1987 he served as Vice President and General Manager of the Digital
                                              Division after the company's sale to AST Research. Mr. Tu
                                              was also a co-founder of Camintonn Corporation. Mr. Tu
                                              earned a degree in electrical engineering from the
                                              Technische Hochschule Darmstadt in Germany.

INFORMATION WITH RESPECT TO DIRECTORS WHOSE TERMS CONTINUE

     The following table sets forth similar information regarding the members of the Board of Directors who are designated either Class I or Class III Directors and are continuing in office as Directors of the Company.

                                   DIRECTOR                 PRINCIPAL OCCUPATION AND OTHER
           NAME              AGE    SINCE                  INFORMATION CONCERNING INCUMBENT
           ----              ---   --------                --------------------------------
Class I Directors -- Term Expiring at the 2000 Annual Meeting
Jeffrey I. Scheinrock......  47      1996     Mr. Scheinrock has served as a director of the Company and a member of the Board's Audit Committee since June 1996.
                                              Since June 1997, Mr. Scheinrock has served as Chief
                                              Executive Officer of Scheinrock Advisory Group, an
                                              investment consulting firm. Prior thereto, he served as
                                              Vice Chairman and Chief Financial Officer of Kistler
                                              Aerospace Corporation, a manufacturer of reusable launch
                                              vehicles, from July 1996 to May 1997. Prior thereto, he
                                              served as Vice Chairman -- Finance and Strategic Planning
                                              and Chief Financial Officer of Packard Bell Electronics,
                                              Inc., a manufacturer of personal computers, from March 1989 to June 1996. Mr. Scheinrock also has served as a director of Brilliant Digital Entertainment, a developer and
                                              distributor of digital equipment, since October 1996.

Thomas W.T. Wan............  37      1998     Mr. Wan has served as a Vice President and a director of
                                              the Company since the closing of the acquisition of Valence by the Company in March 1998. Mr. Wan was appointed as a
                                              director pursuant to the terms of the Stock Purchase
                                              Agreement dated February 24, 1998, among the Company, Mr.
                                              Wan and three other management shareholders of Valence,
                                              relating to the acquisition of Valence by the Company. Mr.
                                              Wan also serves as President and Chief Executive Officer of
                                              Valence, a position he has held since May 1995. In
                                              addition, Mr. Wan has served as a director of Valence and
                                              each of Valence's subsidiaries since May 1995. Mr. Wan also served as President, Chief Executive Officer and Sales and
                                              Marketing Manager of Valence Semiconductor (HK) Limited
                                              from April 1990 to May 1995. Prior thereto, Mr. Wan served as Assistant Executive Engineer and Executive Engineer in
                                              the Full-Custom Chip Design Division of British Telecom
                                              Research Laboratories from 1985 to 1990.

                                   DIRECTOR                 PRINCIPAL OCCUPATION AND OTHER
           NAME              AGE    SINCE                  INFORMATION CONCERNING INCUMBENT
           ----              ---   --------                --------------------------------
Class III Directors -- Term Expiring at the 1999 Annual Meeting
Stephen V. Sedmak..........  49      1993     Mr. Sedmak, one of the founders of the Company, has served as President of the Company since its inception in June
                                              1993. In addition, Mr. Sedmak has served as a director of
                                              the Company since June 1993 and as Chief Operating Officer since June 1996. Prior to joining the Company, Mr. Sedmak
                                              served as Vice President of Sales for PTC Corporation, a
                                              provider of telecommunications systems, from January 1973
                                              to March 1982, as Vice President of Sales for The ICT
                                              Group, a provider of database marketing and telemarketing
                                              services, from March 1985 to September 1987, and as Vice
                                              President of Sales for TeleRelation Systems Inc., a
                                              software development company, from January 1991 to June
                                              1992. Mr. Sedmak was involved as a founder of each of these companies. In addition, Mr. Sedmak held a variety of
                                              executive sales and marketing positions with IBM/ ROLM
                                              Corporation, a leading telecommunications manufacturer,
                                              from March 1982 to March 1985.

Thomas C.K. Yuen...........  46      1994     Mr. Yuen has served as Chairman, Chief Executive Officer
                                              and a director of the Company since January 1994. Mr. Yuen also has served as a director of Valence and all but one of
                                              Valence's subsidiaries since March 1998. In addition, Mr.
                                              Yuen served as Chief Financial Officer of the Company from
                                              January 1994 to July 1994. Since May 1995, Mr. Yuen has
                                              also served as Chairman and a director for Asia
                                              Communications Global Limited, a privately held internet
                                              technology company focusing on the dissemination of
                                              financial, home shopping and other information to
                                              substantially all of the Asian market. Since June 1993, Mr.
                                              Yuen has served as Chairman, Chief Executive Officer,
                                              President and a director for Atlantis Computers, Inc. d/b/a
                                              NuReality, a privately held company that manufactures
                                              computer multimedia and consumer audio/video products and a licensee of the Company. Mr. Yuen is one of the founders of
                                              AST Research, Inc., where he served as a director from such company's inception in 1981 until June 1992 and the
                                              Company's Co-Chairman and Chief Operating Officer from
                                              August 1987 to June 1992.

INFORMATION WITH RESPECT TO EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

     The following table sets forth similar information as that provided for the director nominees and the directors whose terms continue with respect to the executive officer of the Company who is not a director.

                                                          PRINCIPAL OCCUPATION AND OTHER
                NAME                  AGE            INFORMATION CONCERNING EXECUTIVE OFFICER
                ----                  ---            ----------------------------------------
Janet M. Biski......................  42    Ms. Biski, a certified public accountant, has served as
                                            Chief Financial Officer of the Company since July 1994,
                                            Secretary of the Company since May 1995, and Vice President and Treasurer of the Company since June 1996. Prior to
                                            joining the Company, Ms. Biski served as Chief Financial
                                            Officer of Remedial Management, Inc., an environmental
                                            consulting firm, from April 1992 to February 1994. Prior
                                            thereto, Ms. Biski served as Regional Controller of Fujitsu
                                            Business Communications, an international manufacturer and supplier of telecommunications systems, from April 1991 to
                                            April 1992. From April 1984 to April 1991, Ms. Biski held
                                            various financial positions with IBM/ROLM Corporation.

INFORMATION WITH RESPECT TO SIGNIFICANT EMPLOYEES

     The following table sets forth similar information as that provided for directors and executive officers with respect to significant employees of the Company.

                                                          PRINCIPAL OCCUPATION AND OTHER
                NAME                  AGE          INFORMATION CONCERNING SIGNIFICANT EMPLOYEES
                ----                  ---          --------------------------------------------
Arnold I. Klayman...................  72    Mr. Klayman has served as Director of Advanced Development of the Company since January 1994. Prior to joining the
                                            Company, he served as Senior Scientist for the Audio
                                            Products Division of Hughes Aircraft Company from 1986
                                            until January 1994, where he directed research and
                                            development of electronic technologies including the SRS
                                            technology before it was sold by Hughes Aircraft Company to the Company. Prior thereto, Mr. Klayman owned and operated
                                            Klayman Industries, an electronic consulting company and
                                            developer of electronic components, from August 1978 to
                                            August 1986.

Alan D. Kraemer.....................  47    Mr. Kraemer has served as Director of Engineering of the
                                            Company since February 1994. In addition, Mr. Kraemer has
                                            served as President of Sierra Digital Productions, Inc., a compact disc production and recording company, since August
                                            1989. Prior to joining the Company, Mr. Kraemer also served as Vice President of Engineering of De LaRue Printrak, a
                                            manufacturer of automatic fingerprint identification
                                            systems, from January 1989 to December 1989. Prior thereto,
                                            Mr. Kraemer served as Vice President of Engineering for AST
                                            Research, a personal computer manufacturer. Mr. Kraemer
                                            also served as Vice President of Engineering with Point4
                                            Data Corporation from May 1986 to December 1986, and as
                                            Director of Software Engineering of Northrop Electronics
                                            from May 1984 to May 1986.

                                                          PRINCIPAL OCCUPATION AND OTHER
                NAME                  AGE          INFORMATION CONCERNING SIGNIFICANT EMPLOYEES
                ----                  ---          --------------------------------------------
Edward J. Treska....................  33    Mr. Treska has served as General Counsel and Director of
                                            Patents and Licensing of the Company since May 1996. Prior to joining the Company, Mr. Treska served as an associate
                                            attorney for the intellectual property law firm of Knobbe,
                                            Martens, Olson & Bear from September 1992 to April 1996.
                                            Prior thereto, Mr. Treska served as an electronics design
                                            engineer for TRW Inc.'s Space and Technology Sector from
                                            June 1987 to June 1989. Mr. Treska holds a B.S. degree
                                            (Electrical Engineering) from Colorado State University and a J.D. degree from the University of San Diego School of
                                            Law.

Jennifer A. Drescher................  34    Ms. Drescher has served as Director of Marketing Services
                                            of the Company since April 1994. In addition, Ms. Drescher served as Marketing and Communications Manager of the
                                            Company from August 1993 to April 1994. Prior to joining
                                            the Company, Ms. Drescher served as Advertising and Public
                                            Relations Manager for Barcu-Berry, Inc., a manufacturer of musical equipment, from September 1990 to August 1993.
                                            Prior thereto, Ms. Drescher served as Operations Manager of
                                            BBE, Inc., an audio licensing company, from April 1984 to
                                            June 1990.

Michael Schleider...................  50    Mr. Schleider was appointed as Vice President of Sales and
                                            Marketing in April 1998. Prior to joining the Company, Mr.
                                            Schleider served as Vice President of Sales and Marketing
                                            of IMC Networks, a local area networking company, from
                                            April 1994 to April 1998. Prior thereto, Mr. Schleider was the General Manager of the Audio Intelligibility Department
                                            of Hughes Aircraft Company from August 1986 to January
                                            1994.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

MEETINGS OF THE BOARD AND ITS COMMITTEES

     The Board of Directors manages the business of the Company. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, the Board has established an Executive Committee, an Audit Committee and a Compensation Committee whose functions are briefly described below. The Board has not established a Nominating Committee. The directors are kept informed of the Company's operations at meetings of the Board and its committees through reports and analyses from, and discussions with, management.

     During the fiscal year ended December 31, 1997 (the "Fiscal Year" or "Fiscal 1997"), the Board of Directors met on three occasions and took action by Unanimous Written Consent on two occasions.

     Executive Committee. At times when the Board of Directors is not in session, the Executive Committee is empowered to exercise the authority of the Board of Directors in the management of the business and affairs of the Company, except as provided by the Bylaws or limited by the provisions of the Delaware General Corporation Law. The members of the Executive Committee are Thomas C.K. Yuen (Chairman) and Stephen V. Sedmak. During the Fiscal Year, the Executive Committee met informally on a regular basis.

     Audit Committee. The Audit Committee recommends to the Board of Directors the appointment of the independent certified public accountants for the following year and reviews the scope of the audit, the independent certified public accountants' report and the auditors' comments relative to the adequacy of the Company's system of internal controls and accounting policies. The members of the Audit Committee are

John AuYeung (Chairman), John Tu and Jeffrey I. Scheinrock. During the Fiscal Year, the Audit Committee met on one occasion.

     Compensation Committee. The Compensation Committee is comprised of all non-employee directors, each of whom has never been an officer or employee of the Company. The members of the Compensation Committee are John AuYeung (Chairman) and John Tu. The Compensation Committee is responsible for making determinations regarding salaries, bonuses and other compensation for the Company's officers and making decisions with respect to awards, including but not limited to stock option grants, to the Company's directors, officers, key employees, consultants and important business associates pursuant to the 1993 Plan (hereinafter defined) and the Incentive Plan (hereinafter defined). The Compensation Committee did not meet during the Fiscal Year; however, it acted by Unanimous Written Consent on three occasions.

     Each incumbent director, except for John Tu, attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the Fiscal Year (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the Board on which he served during the Fiscal Year (held during the period that he served).

COMPENSATION OF DIRECTORS

     Directors who also are employees of the Company are not paid any fees or remuneration, as such, for their service on the Board or on any Board Committee.

     Cash Compensation. In Fiscal 1997, each non-employee director was entitled to receive $500 for each Board meeting that he attended and $250 for each telephonic Board meeting in which he participated. Each non-employee director also was entitled to receive $250 for each committee meeting that he attended in person or telephonically. In addition, each non-employee director was entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending Board and committee meetings. Jeffrey I. Scheinrock, a non-employee director, was paid consulting fees of $15,000 and was reimbursed for approximately $3,000 of travel and other out-of-pocket expenses incurred in connection with the exploration of potential relationships with new and existing licensees during Fiscal 1997.

     Non-Employee Directors Stock Option Plan. Each non-employee director is eligible to receive stock options under the SRS Labs, Inc. 1996 Non-Employee Directors Stock Option Plan (the "Non-Employee Directors Plan"), a non-discretionary, formula stock option plan pursuant to which 120,000 shares of Common Stock have been authorized for issuance. Each non-employee director of the Company who was in office prior to the date of the closing of the Company's Initial Public Offering (the "IPO") and remained in office as of such date (namely, Messrs. AuYeung, Scheinrock and Tu) was granted an option to purchase 10,000 shares of Common Stock pursuant to the Non-Employee Directors Plan which vested upon the date of grant. Each non-employee director who first becomes a member of the Board after the date of closing of the IPO will be granted an option to purchase 10,000 shares of Common Stock, subject to adjustment, automatically upon election to the Board of Directors which will vest upon the date of grant. On an ongoing basis, each non-employee director will be granted an option to purchase 15,000 additional shares of Common Stock, subject to adjustment, automatically effective at the close of business on the date of each of the Company's annual meeting of stockholders at which such non-employee director is elected. The exercise price for all options granted under the Non-Employee Directors Plan have been and will be based upon the fair market value of the Common Stock on the date of grant. These options (other than the initial options) will become exercisable in three equal annual installments beginning on the date of grant. Upon the occurrence of certain events or series of events which will or is likely to, if carried out, result in a change of control of the Company, as defined in the stock option agreements entered into pursuant to the Non-Employee Directors Plan, the options shall, notwithstanding the three-year vesting period, become immediately exercisable in full.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation paid by the Company during Fiscal 1997 and the fiscal year ended December 31, 1996 ("Fiscal 1996") to (i) the Company's Chief Executive Officer, (ii) two individuals who were the only executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of Fiscal 1997 and (iii) two additional individuals who would have been among the four most highly-compensated executive officers, other than the Chief Executive Officer, but for the fact that they were not serving as executive officers at the end of Fiscal 1997. The Company first became a reporting Company pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended, during Fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                                                             ------------
                                                                              SECURITIES
                                                   ANNUAL COMPENSATION        UNDERLYING     ALL OTHER
                                                --------------------------   OPTIONS/SARS   COMPENSATION
      NAME AND PRINCIPAL POSITION        YEAR   SALARY($)(1)   BONUS($)(2)      (#)(3)          ($)
      ---------------------------        ----   ------------   -----------   ------------   ------------
Thomas C.K. Yuen.......................  1997     $225,000       $ 1,147       167,762      $        --
  Chairman of the Board and Chief        1996       87,504            --       112,762               --
  Executive Officer
Stephen V. Sedmak......................  1997      180,000        40,476       192,315         1,919(4)
  President and Chief Operating Officer  1996      135,581        32,115       137,315         1,919
Robert A. Veri(5)......................  1997      131,602         5,093        65,000       156,000(6)
  General Manager                        1996       49,805            --            --               --
Janet M. Biski.........................  1997      100,833        18,621        92,588               --
  Vice President, Chief Financial        1996       77,084        28,215        37,588               --
  Officer, Treasurer and Secretary
James S. Lucas(7)......................  1997       94,535        21,124       120,996        82,688(8)
  Vice President, Sales                  1996      105,000        23,590       105,996               --

---------------
(1) A portion of the salary for Ms. Biski was deferred under the Company's 401(k) Plan.

(2) Portions of the bonuses for Messrs. Sedmak and Lucas and Ms. Biski were deferred under the Company's Bonus Plan.

(3) During Fiscal 1997, options to purchase 127,762, 152,315, 52,588 and 113,496 shares of Common Stock granted to Mr. Yuen, Mr. Sedmak, Ms. Biski and Mr. Lucas, respectively, were cancelled and replaced with options to purchase the same number of shares of Common Stock at a lower exercise price. See "Report on Repricing of Options" herein.

(4) Premiums for term life insurance paid by the Company on behalf of Mr.
    Sedmak.

(5) Mr. Veri was hired by the Company in September 1996. Mr. Veri ceased to be an executive officer and employee of the Company in September 1997.

(6) Severance payments by the Company to Mr. Veri consisting of $39,000 paid in Fiscal 1997 and $117,000 paid in the fiscal year ending December 31, 1998.

(7) Mr. Lucas ceased to be an executive officer and employee of the Company in October 1997.

(8) Severance payments by the Company to Mr. Lucas consisting of $18,375 paid in Fiscal 1997 and $64,313 paid in the fiscal year ending December 31, 1998.

STOCK OPTIONS

     Stock Option Grants. During Fiscal 1997, stock options were awarded to the Company's Chief Executive Officer and the other Named Executive Officers in the amounts and with the terms indicated in the following table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                INDIVIDUAL GRANTS
                                            ----------------------------------------------------------
                                               NUMBER OF        % OF TOTAL
                                              SECURITIES       OPTIONS/SARS
                                              UNDERLYING        GRANTED TO    EXERCISE OR
                                             OPTIONS/SARS      EMPLOYEES IN   BASE PRICE    EXPIRATION
                                             GRANTED(#)(1)     FISCAL YEAR     ($/SH)(2)       DATE
                                            ---------------    ------------   -----------   ----------
Thomas C. K. Yuen.........................   15,000 (3)(4)         1.16%        $7.625       01/28/07
                                             25,000 (3)            1.93%          5.00       10/01/07
                                             15,000 (5)(6)         1.16%          5.00       01/28/07
                                            112,762 (7)(8)         8.68%          5.00       08/15/06

Stephen V. Sedmak.........................   15,000 (4)(9)         1.16%         7.625       01/28/07
                                             25,000 (3)            1.93%          5.00       10/01/07
                                             15,000 (5)(10)        1.16%          5.00       01/28/07
                                            137,315 (7)(8)        10.57%          5.00       08/15/06

Robert A. Veri............................   65,000 (9)            5.01%         7.625       01/28/07

Janet M. Biski............................   15,000 (3)(4)         1.16%         7.625       01/28/07
                                             25,000 (3)            1.93%          5.00       10/01/07
                                             15,000 (5)(6)         1.16%          5.00       01/28/07
                                             37,588 (7)(11)        2.89%          5.00       08/15/06

James S. Lucas............................    7,500 (3)(4)         0.58%         7.625       01/28/07
                                              7,500 (5)(6)         0.58%          5.00       01/28/07
                                            105,996 (7)(11)        8.16%          5.00       08/15/06

---------------
 (1) Upon a change in control of the Company (as defined in the stock option agreements relating to the respective plans), the options shall, notwithstanding the installment vesting provisions, become immediately exercisable in full.

 (2) All options were granted at the fair market value on the date of grant.

 (3) Nonqualified stock options which vest pro rata over a four-year period from the date of grant.

 (4) Options cancelled on October 1, 1997, in connection with grant of replacement options on such date.

 (5) Options granted on October 1, 1997, replacing options granted on January 28, 1997, with an exercise price of $7.625 per share.

 (6) Nonqualified stock options which vest in four equal annual installments commencing January 28, 1998.

 (7) Options granted on October 1, 1997, replacing options granted on August 15, 1996, with an exercise price of $8.00 per share.

 (8) Nonqualified stock options, 25% of which vest on the date of grant and the remainder of which vest in three equal annual installments commencing August 15, 1998.

 (9) Combination of nonqualified stock options and incentive stock options which vest pro rata over a four-year period from the date of grant.

(10) Combination of nonqualified stock options and incentive stock option which vest in four equal annual installments commencing January 28, 1998.

(11) Combination of nonqualified stock options and incentive stock options, 25% of which vest on the date of grant and the remainder of which vest in three equal annual installments commencing August 15, 1998.

     Option Exercises/Fiscal Year End Value. The following table includes the number of shares acquired by the Named Executive Officers upon the exercise of stock options and the aggregate dollar value realized upon such exercise during Fiscal 1997. Also reported are the number of shares of Common Stock covered by both exercisable and unexercisable stock options as of December 31, 1997 for the Named Executive Officers who hold options.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                             OPTIONS/SARS AT               OPTIONS/SARS AT
                                SHARES       VALUE              FY-END(#)                   FY-END($)(1)
                             ACQUIRED ON    REALIZED   ---------------------------   ---------------------------
           NAME              EXERCISE (#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              ------------   --------   -----------   -------------   -----------   -------------
Thomas C.K. Yuen...........         --      $     --     136,813        283,188      $  516,469      $751,425
Stephen V. Sedmak..........         --            --     279,448        250,552         686,925       565,367
Janet M. Biski.............     10,000       103,100      40,130         99,870         164,126       301,636
James S. Lucas.............     39,000       331,073     178,669             --       1,157,070            --

---------------
(1) Represents the positive difference between the closing price of the Common Stock on Wednesday, December 31, 1997 (the last stock trading day of the Fiscal Year) and the exercise price of the options.

REPORT ON REPRICING OF OPTIONS

     On October 1, 1997, the Compensation Committee of the Board of Directors of the Company canceled (with the optionees' consent) (i) options to purchase 625,801 shares of Common Stock at an exercise price of $8.00 per share, the fair market value of a share of Common Stock on August 15, 1996, the date of grant, held by 17 key employees and consultants, (ii) options to purchase 98,000 shares of Common Stock at an exercise price of $7.625 per share, the fair market value of a share of Common Stock on January 28, 1997, the date of grant, held by 14 key employees, and (iii) options to purchase 122,500 shares of Common Stock at an exercise price of $8.625 per share, the fair market value of a share of Common Stock on March 14, 1997, the date of grant, held by three key employees, and granted replacement options to the same optionees with an exercise price of $5.00 per share, the fair market value of a share of Common Stock on the date of grant of such replacement options. The following table discloses certain information concerning the cancellation of options and the grant of replacement options in the manner described above with respect to the Named Executive Officers who held options that were repriced.

                                                                                                              LENGTH OF
                                                  NUMBER OF     MARKET PRICE     EXERCISE                     ORIGINAL
                                                  SECURITIES    OF STOCK AT      PRICE AT                    OPTION TERM
                                                  UNDERLYING      TIME OF        TIME OF                    REMAINING AT
                                                 OPTIONS/SARS   REPRICING OR   REPRICING OR      NEW           DATE OF
                                                 REPRICED OR     AMENDMENT      AMENDMENT     EXERCISE      REPRICING OR
            NAME                    DATE         AMENDED (#)        ($)            ($)        PRICE ($)       AMENDMENT
            ----               ---------------   ------------   ------------   ------------   ---------   -----------------
Thomas C.K. Yuen.............  October 1, 1997     112,762         $5.00          $8.00         $5.00     8 yrs., 10.5 mos.
                               October 1, 1997      15,000          5.00           7.625         5.00        9 yrs., 4 mos.
Stephen V. Sedmak............  October 1, 1997     137,315          5.00           8.00          5.00     8 yrs., 10.5 mos.
                               October 1, 1997      15,000          5.00           7.625         5.00        9 yrs., 4 mos.
Janet M. Biski...............  October 1, 1997      37,588          5.00           8.00          5.00     8 yrs., 10.5 mos.
                               October 1, 1997      15,000          5.00           7.625         5.00        9 yrs., 4 mos.
James S. Lucas...............  October 1, 1997     105,996          5.00           8.00          5.00     8 yrs., 10.5 mos.
                               October 1, 1997       7,500          5.00           7.625         5.00        9 yrs., 4 mos.

     In taking the actions described above, the Compensation Committee focused primarily on the fact that the options granted on August 15, 1996, January 28, 1997, and March 14, 1997, were intended to serve as a significant component of overall compensation paid to such key employees and consultants; however, due to a decrease in the market value of the Common Stock after the date of grant, the amount of compensation benefit was considerably less than intended. Accordingly, the Compensation Committee took such action to provide such optionees with compensation benefits closer to that which was originally intended. The new option grants were granted as the same types of options (i.e., incentive stock options or nonstatutory stock options) as the options being replaced, and the new option grants were granted with the same vesting schedules and termination dates as the options being replaced.

                                          THE SRS LABS, INC.
                                          COMPENSATION COMMITTEE

                                          John AuYeung (Chairman)
                                          John Tu

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     Each of Messrs. Yuen and Sedmak have entered into employment agreements with the Company effective as of July 1, 1996. Such agreements provide for a fixed base salary, with annual increases and performance bonuses at the discretion of the Board of Directors. The respective agreements provide for base salaries for (i) Mr. Yuen of $175,000 per year commencing July 1, 1996 and $225,000 per year for the 12 month period commencing January 1, 1997; and (ii) Mr. Sedmak of $145,000 per year commencing July 1, 1996 and $180,000 per year for the 12 month period commencing January 1, 1997. Thereafter, such base salaries may be adjusted by the Board of Directors, but they may not be reduced below the initial base salaries provided in the agreements. Mr. Yuen's employment agreement provides that he shall devote at least 40% of his time (based on an average eight hour work day) to the business of the Company. Mr. Yuen is permitted to directly engage in other business activities provided such activities are not competitive with the Company. The employment agreements with both Mr. Yuen and Mr. Sedmak may be terminated by the Company for cause which is defined as (i) the failure to follow the reasonable instructions of the Board of Directors, (ii) the material breach of any term of the employment agreement and failure to cure such breach within ten (10) days after written notice thereof from the Company, or (iii) the misappropriation of assets of the Company or any subsidiary by the employee resulting in a material loss to such entity. The employment agreements may be terminated by the employee upon sixty (60) days prior written notice. The initial term of the employment agreements are two (2) years for each of Messrs. Yuen and Sedmak. The employment agreements automatically renew for additional one (1) year periods unless prior notice of termination is given by either the Company or the employee. Since no such notice was given before April 1, 1998, both employment agreements have been automatically renewed for an additional one (1) year period. In addition, the Compensation Committee of the Board of Directors has increased Mr. Yuen's base salary to $300,000 per year commencing April 1, 1998, in light of Mr. Yuen's commitment to devote a significantly greater amount of time to the business of the Company during such year than required under his above-referenced employment agreement. In the event that the Company either terminates the employment agreement at the end of the current term, or terminates the employment agreement during the current term without cause, the employee is entitled to receive his salary and benefits for the remainder of the current term of the employment agreement plus an additional period of twelve months. During such period, the employee is obligated to provide advisory services and may not compete with the Company. The employment agreements also generally provide the employee with compensation for the remainder of the current term plus an additional 12 months and certain other benefits and for the acceleration of the date of vesting for outstanding stock options if the employee is terminated or terminates his employment for certain enumerated reasons within 90 days before or one year after a change in control in the Company, as defined in the employment agreements.

     The Company entered into a settlement and release agreement with Mr. Veri on September 26, 1997, in connection with Mr. Veri's departure as an employee and executive officer of the Company. Pursuant to such agreement, the Company agreed to pay Mr. Veri $13,000 per month for a period of twelve months from the date of the agreement in consideration for certain agreements by Mr. Veri concerning confidential information of the Company and a general release by Mr. Veri of any claims that may have arisen during the course of his employment with the Company.

     In addition to the agreements with Messrs. Yuen and Sedmak, certain of the Company's plans contain termination or change of control provisions.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Company was incorporated on June 23, 1993 and, in connection with its initial capitalization, issued an aggregate of 2,389,617 shares of Common Stock to its founders, Stephen V. Sedmak, Walter W. Cruttenden III and James S. Lucas for the following consideration: (i) 724,128 shares were issued to each of Messrs. Sedmak and Cruttenden for $10,000 each, (ii) 72,412 shares were issued to each of Messrs. Sedmak, Cruttenden and Lucas in exchange for services previously rendered to the Company in connection with the acquisition of certain assets from Hughes Aircraft Company ("Hughes Aircraft") , and (iii) 724,126 shares were issued to Mr. Cruttenden in exchange for the pledge of certain securities to Hughes Aircraft to secure the Company's obligations under the asset purchase agreement with Hughes Aircraft.

     On June 30, 1993, Messrs. Sedmak and Cruttenden each loaned the Company $90,000 for working capital and other general corporate purposes. Both of the loans were unsecured and accrued interest at the rate of 10% per annum. Both loans were repaid in full by the Company on January 27, 1994.

     On August 31, 1993, the Company (i) issued 362,064 shares of Common Stock to Frank W. Cutler for $100,000, and (ii) granted an option to purchase an additional 362,064 shares of Common Stock to Mr. Cutler at an exercise price of $0.28 per share. In connection with this transaction, Mr. Cutler was elected to the Board of Directors. On January 17, 1996, such option was exercised in full.

     On January 27, 1994, the Company issued 2,389,621 shares of Common Stock and certain stockholders, including Messrs. Cruttenden, Lucas and Sedmak, sold an aggregate of 724,128 shares of Common Stock to the Thomas Yuen Family Trust, the beneficiaries of which are Thomas C.K. Yuen and Misako Yuen, for $1,710,000 and $1,000,000, respectively. In connection with this transaction, Mr. and Mrs. Yuen became directors and principal stockholders of the Company, and Mr. Yuen also became an executive officer of the Company.

     On June 1, 1994, the Company entered into a lease (the "Lease") with Daimler Commerce Partners, L.P. (the "Partnership") with respect to the Company's headquarters facility which consisted of 11,700 square feet of office and warehouse space. The general partner of the Partnership is Conifer Investments, Inc. ("Conifer"), the sole shareholder of Conifer is the Thomas Yuen Family Trust and the executive officers of Conifer include Mr. and Mrs. Yuen. The Lease term commenced on June 1, 1994, and expired on May 31, 1997. Prior to the expiration of the Lease, the Company entered into a new lease (the "New Lease") with the Partnership to lease 23,400 square feet of space at the same facility. The New Lease term commenced on June 1, 1997 and will expire on May 31, 2000. At the time of expiration, the Company will have an option to renew the New Lease for two additional years commencing on June 1, 2000 and terminating on May 31, 2002. Rent for the year beginning June 1, 1997 was 59 cents per square foot per month plus common area expenses, real property taxes, utilities, insurance premiums, and maintenance. Pursuant to the Lease and the New Lease, the Company paid the Partnership rent of $63,430 during Fiscal 1996 and $129,369 during Fiscal 1997.

     On September 14, 1994, the Thomas Yuen Family Trust entered into a First Amendment to Security Agreement with Hughes Aircraft and certain other parties whereby the Thomas Yuen Family Trust guaranteed certain deferred payments, certain guaranteed chip sales gross profits and royalties on certain product sales owed by the Company to Hughes Aircraft in connection with the purchase of the SRS technology and other technologies. The guarantee by the Thomas Yuen Family Trust, in the form of a pledge of stock (other than Common Stock), replaced a similar guarantee by Cruttenden & Company and Walter W. Cruttenden III.

     On January 9, 1995, the Company entered into a stock purchase agreement whereby Packard Bell Electronics, Inc. ("Packard Bell") purchased 572,061 shares of Common Stock of the Company and was granted an option to purchase 382,104 shares of Common Stock of the Company. Packard Bell currently is a principal stockholder of the Company. In connection with the stock purchase by Packard Bell, the Company entered into a license agreement (the "Packard Bell License") with Packard Bell, whereby the Company licensed the SRS technology to Packard Bell for use in its multimedia computers. No royalties were payable under the Packard Bell License in 1995, and a fixed quarterly royalty payment of $375,000 was due in advance under the Packard Bell License for each quarter beginning January 1, 1996 that Packard Bell desired to use the licensed rights. In the fourth quarter of Fiscal 1997, Packard Bell merged with NEC, another significant licensee of the Company, and Packard Bell/NEC paid the Company an additional $1,000,000 in royalties in consideration for the Company's agreement that Packard Bell/NEC would not be obligated to make further quarterly royalty payments under the Packard Bell License. During Fiscal 1996 and Fiscal 1997, Packard Bell paid the Company royalties of $1,500,000 and $2,500,000, respectively. Mr. Scheinrock, an incumbent director, served as an executive officer of Packard Bell from 1989 to June 1996.

     Thomas C.K. Yuen and Misako Yuen, as co-trustees of the Thomas Yuen Family Trust, Stephen V. Sedmak and Walter W. Cruttenden III have entered into an agreement with the Company which grants the Company the right to require such persons to divest stock on a pro rata basis to an aggregate level to ensure that more than 50% in value of Common Stock is owned by more than five individuals at any time the Board of Directors deems such action to be in the best interests of the Company to avoid personal holding company status. Failure to divest such shares within 15 days of being notified to do so by the Company will give the Company an assignable option to purchase such shares at the then prevailing market prices.

     On February 24, 1998, the Company entered into two separate, but related, stock purchase agreements pursuant to which the Company acquired all of the outstanding capital stock of Valence Technology Inc. ("Valence"). The aggregate purchase price paid by the Company for the Valence stock was $19,500,00, payable $7,394,222 in cash and the remainder in 1,680,611 shares of Common Stock. Pursuant to such transaction, two of Valence's stockholders, Thomrose Holdings
(BVI) Limited ("Thomrose") and Rayfa (BVI) Limited ("Rayfa"), received $567,795 and $538,047, respectively, and 709,429 and 672,260 shares of Common Stock, respectively. Accordingly, Thomrose and Rayfa became principal stockholders of the Company. In addition, the sole shareholder of Thomrose, Thomas W.T. Wan, retained his position as an executive officer of Valence and became an executive officer and a director of the Company, and the sole shareholder of Rayfa, Raymond Choi, retained his position as an executive officer of one of Valence's operating subsidiaries.

     In connection with the acquisition of Valence, the Company issued to Thomrose and Rayfa an additional 68,750 and 37,500 shares of Common Stock, respectively, in consideration for such companies and their sole shareholders (Messrs. Wan and Choi) entering into non-competition agreements with the Company and Valence. In addition, Mr. Wan entered into an employment agreement with the Company and Valence and Mr. Choi entered into an employment agreement with the Company and Valence Semiconductor Design Limited ("VSD"), a subsidiary of Valence, each effective March 3, 1998. Such employment agreements provide for initial base salaries of H.K. $1,859,000 per year for Mr. Wan and H.K. $1,430,000 per year for Mr. Choi. Such base salaries may be adjusted by the Board of Directors, but may not be reduced below the initial base salaries provided therein. The employment agreements may be terminated by the Company for cause, which is defined as (i) the failure to follow the reasonable instructions of the Board of Directors of Valence or VSD, as applicable, or the Company; (ii) the material breach of any term of the employment agreement and failure to cure such breach within ten (10) days after written notice thereof to Valence or VSD, as applicable, or the Company; or (iii) the misappropriation of assets of the Company or any subsidiary by the employee resulting in a material loss to such entity. The employment agreements may be terminated by the employee upon sixty
(60) days prior written notice. The initial term of each employment agreement is through December 31, 2000. Each employment agreement automatically renews for additional one (1) year periods unless prior notice of termination is given by either the Company or the employee. In the event that the Company either terminates the employment agreement at the end of the current term, or terminates the employment agreement during the current term without cause, the employee is entitled to receive his salary and benefits for the remainder of the current term of the employment agreement plus an additional period of twelve months. During such period, the employee is obligated to provide advisory services to the Company. Each employment agreement also generally provides the employee with compensation for the remainder of the current term plus an additional 12 months and certain other benefits and for the acceleration of the date of vesting for outstanding stock options if the employee is terminated or terminates his employment for certain enumerated reasons within 90 days before or one year after a change in control in the Company, as defined in each employment agreement.

     In the opinion of management, the terms of the above-described agreements are fair and reasonable and as favorable to the Company as those which could have been obtained from unrelated third parties at the time of their execution.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during Fiscal 1997, and except as disclosed in the following paragraph, the Company's officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

     The following persons made late filings of reports that were required to be filed during Fiscal 1997 under Section 16(a) of the Exchange Act: (i) Janet M. Biski, an executive officer of the Company, filed one late Form 4 in connection with her gift of Common Stock to her parents in September 1997; (ii) Stephen V. Sedmak, an executive officer and director of the Company, filed one late Form 4 in connection with his gift of Common Stock to his wife, as custodian for his two children, in December 1997; and (iii) Thomas C.K. Yuen, an executive officer, director and principal stockholder of the Company, and Misako Yuen and the Thomas Yuen Family Trust, both principal stockholders of the Company, each filed one late Form 4 in connection with the Trust's gift of Common Stock to Atsuko Hamasaki, as custodian for Mr. and Mrs. Yuen's two daughters, in December 1997.

                         APPROVAL OF THE AMENDMENTS TO
             THE AMENDED AND RESTATED 1996 LONG-TERM INCENTIVE PLAN
                              (PROPOSALS 2 AND 3)

BACKGROUND

     The Board of Directors has adopted, and the stockholders have approved, the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan (the "Incentive Plan"), a discretionary incentive plan which affords the Compensation Committee of the Company's Board of Directors the ability to design compensatory awards to attract and retain officers (including directors who also are officers of the Company), other key employees and consultants of the Company and its subsidiaries. The Compensation Committee and the Board of Directors have adopted, subject to stockholder approval, (i) an amendment to the Incentive Plan to increase the number of shares of Common Stock that may be issued or transferred pursuant to awards granted thereunder by 2,500,000 (the "Share Amendment"), and (ii) an amendment to the Incentive Plan to allow all directors of the Company and any Subsidiary (as defined in the Incentive Plan) of the Company to participate in the Incentive Plan (the "Non-Employee Director Amendment"). The Share Amendment (Proposal 2) and the Non-Employee Director Amendment (Proposal 3) are presented as separate proposals (i.e., the approval of one proposal is not dependent upon the approval of the other proposal). The Incentive Plan, as amended by the Share Amendment and the Non-Employee Director Amendment (the "Amended Incentive Plan"), is set forth in full as Appendix "A" to this Proxy Statement and is summarized under the caption "Summary of the Amended Incentive Plan," below.

     The Company has registered with the U.S. Securities and Exchange Commission (the "Commission") on Form S-8 Registration Statements the 2,000,000 shares of Common Stock currently issuable under the Incentive Plan. If the Share Amendment is approved by the stockholders, the Board intends to cause the additional shares of Common Stock that will become available for issuance under the Amended Incentive Plan to be registered on a Form S-8 Registration Statement to be filed with the Commission at the Company's expense.

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1968, as amended. Subject to certain exceptions,
Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers of the Company. Currently, the performance-based compensation paid by the Company pursuant to the Incentive Plan is excluded from this $1,000,000 limitation. If the Share Amendment and/or the Non-Employee Director Amendment is approved by the stockholders, such approval will constitute approval of the Share Amendment and/or the Non-Employee Director Amendment, respectively, to the Incentive Plan under Section 162(m) and allow the Company to rely upon the exception under Section 162(m) for performance-based compensation awarded under the Amended Incentive Plan.

PROPOSAL 2 -- THE SHARE AMENDMENT

     Currently, the number of shares of Common Stock which may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from all substantial risks of forfeiture,
(iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under the Incentive Plan, shall not exceed 2,000,000 (subject to adjustment as provided in the Incentive Plan). As of the Record Date, Option Rights to purchase 1,193,054 shares of Common Stock have been awarded (of which Option Rights to purchase 5,949 shares have been exercised and Option Rights to purchase 1,187,105 shares remain outstanding), leaving only 806,946 shares of Common Stock remaining to be issued or transferred pursuant to awards made under the Incentive Plan.

     In addition to the Incentive Plan, the Company maintains the SRS Labs, Inc. Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan -- 1993, a discretionary plan authorizing the grant of awards to officers, directors, key employees and consultants (the "1993 Plan"), Stock Option Agreements dated January 19, 1994 between the Company and Stephen V. Sedmak and James S. Lucas

(collectively, the "Individual Plans") and the SRS Labs, Inc. 1996 Nonemployee Directors Stock Option Plan, a non-discretionary, formula stock option plan in which only non-employee directors are eligible to participate (the "Non-Employee Directors Plan"). Under the 1993 Plan, 1,448,256 shares of common stock have been authorized for issuance and options to purchase 801,971 shares of Common Stock have been granted (of which options to purchase 131,646 shares of Common Stock have been exercised and options to purchase 499,043 shares of Common Stock remain outstanding and reserved for issuance). At this time, the Board has determined not to grant further awards under the 1993 Plan which exceed the 499,043 shares of Common Stock currently outstanding. Under the Individual Plans, options to purchase 362,064 shares of Common Stock have been granted (of which 69,000 shares of Common Stock have been exercised and 293,064 shares of Common Stock remain outstanding). No other shares are authorized for issuance under the Individual Plans. The Incentive Plan, the 1993 Plan and the Individual Plans are collectively referred to as the "Discretionary Plans". Accordingly, as of the Record Date, approximately 806,946 shares of Common Stock remained available for grant under the Discretionary Plans.

     The Board of Directors continues to believe that such a compensatory award program is an important factor in attracting, retaining and motivating officers, other key employees, directors and consultants of the Company and its subsidiaries. In light of the Company's acquisition of Valence, which has approximately 130 employees (including employees of its subsidiaries), the Compensation Committee and the Board of Directors have recognized the need for an additional number of shares of Common Stock which may be issued or transferred in connection with awards made under the Incentive Plan, the only current Discretionary Plan under which new awards are being made.

     In view of the foregoing, the Compensation Committee and the Board of Directors believe that it is appropriate to increase the number of shares of Common Stock which may be issued or transferred pursuant to the Incentive Plan in the form of an amendment to the Incentive Plan to be presented to the stockholders. Accordingly, the Compensation Committee and the Board of Directors have adopted, subject to stockholder approval, the Share Amendment to the Incentive Plan, which amends Section 3(a) of the Incentive Plan to increase the number of shares of Common Stock that may be issued or transferred pursuant to awards granted under the Incentive Plan by 2,500,000 shares from 2,000,000 to 4,500,000 shares of Common Stock. If the Share Amendment is not approved by the stockholders at the Annual Meeting, the Incentive Plan will remain in effect; however, as stated above, only 806,946 shares of Common Stock remain available for grant as of the Record Date. If the Share Amendment is approved by the stockholders at the Annual Meeting, the stockholders may be significantly diluted upon the exercise of outstanding awards and future awards granted under the Incentive Plan. If approved, up to 4,494,051 shares of Common Stock will be available for issuance or transfer pursuant to outstanding awards and future awards under the Incentive Plan. In addition, up to 792,107 shares of Common Stock will be available for issuance or transfer pursuant to outstanding awards under the 1993 Plan and the Individual Plans and up to 120,000 shares of Common Stock will be available for issuance or transfer pursuant to outstanding awards and future awards under the Non-Employee Directors Plan. As of the Record Date, 11,505,754 shares of Common Stock were issued and outstanding.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE SHARE AMENDMENT TO THE INCENTIVE PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

PROPOSAL 3 -- THE NON-EMPLOYEE DIRECTOR AMENDMENT

     Currently, the Incentive Plan allows grants of awards only to officers (including directors who also are officers of the Company), other key employees and consultants of the Company and its Subsidiaries. Accordingly, non-employee directors of the Company and its Subsidiaries are not entitled to receive awards under the Incentive Plan. The only compensatory award program that allows participation by non-employee directors is the Non-Employee Directors Plan, a non-discretionary, formula stock option plan pursuant to which 120,000 shares of Common Stock have been authorized for issuance. The Non-Employee Directors Plan provides for automatic grants to each non-employee director of options to purchase 10,000 shares of Common Stock on the date such non-employee director first becomes a member of the Board and options to purchase 15,000 shares of Common Stock on the date of each annual meeting of stockholders at which such non-employee director is re-elected to the Board. As of the Record Date, options to purchase 45,000 shares of Common Stock had been granted, are outstanding and reserved for issuance under the Non-Employee Directors Plan. See "Information About the Board of Directors and Committees of the Board -- Compensation of Directors," herein for a more detailed description of the Non-Employee Directors Plan.

     The Board of Directors continues to believe that a non-discretionary compensatory award program, such as the Non-Employee Directors Plan, is an important factor in attracting, retaining and motivating non-employee directors. However, the Compensation Committee and the Board of Directors have recognized a need for non-employee directors to be eligible to receive discretionary compensatory awards to motivate and compensate non-employee directors who provide additional or extraordinary services to the Company. In light of the foregoing, the Compensation Committee and the Board of Directors believe that it is appropriate to allow non-employee directors to participate in the Incentive Plan through an amendment to the Incentive Plan to be presented to the stockholders. Accordingly, the Compensation Committee and the Board of Directors have adopted, subject to stockholder approval, the Non-Employee Director Amendment to the Incentive Plan, which amends the definition of "Participant" in
Section 2 of the Incentive Plan to allow all directors of the Company and its Subsidiaries to participate in the Incentive Plan and also amends Section 16(a) of the Incentive Plan to provide that in the case of a grant of options to a non-employee director, the Board of Directors, as opposed to the Committee, shall administer the Incentive Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE NON-EMPLOYEE DIRECTOR AMENDMENT TO THE INCENTIVE PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

SUMMARY OF THE AMENDED INCENTIVE PLAN

     The Amended Incentive Plan is set forth in full as Appendix "A" to this Proxy Statement and is summarized below. The following summary is not intended to be complete and reference should be made to Appendix "A" for a complete statement of the terms and provisions of the Amended Incentive Plan. Capitalized terms used in this Summary and not otherwise defined shall have the meanings ascribed to such terms in the Amended Incentive Plan.

  Plan Limits

     The maximum number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risk of forfeiture, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (vi) in payment of dividend equivalents paid with respect to awards made under the Amended Incentive Plan, may not in the aggregate exceed 4,500,000 shares of Common Stock, which may be shares of original issuance or treasury shares or a combination thereof. These limits are subject to adjustments as provided in the Amended Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events.

     Upon the payment of any option price by the transfer to the Company of Common Stock or upon related satisfaction of tax withholding obligations or any other payment made or benefit realized under the Amended Incentive Plan by the transfer or relinquishment of Common Stock, there shall be deemed to have been issued or transferred only the net number of shares actually issued or transferred by the Company. Upon the payment in cash of a benefit provided by any award under the Amended Incentive Plan, any shares of Common Stock that were covered by such award shall again be available for issuance or transfer under the Amended Incentive Plan. If any award terminates, expires or is cancelled with respect to any shares of Common Stock, new awards may thereafter be granted covering such Common Stock.

     No participant may be granted Option Rights for more than 750,000 shares of Common Stock during any three consecutive calendar years, subject to adjustment pursuant to the Amended Incentive Plan. No participant may receive in any one calendar year awards of Performance Shares and Performance Units having an aggregate value as of their respective dates of grant in excess of $750,000.

     As of the Record Date, the fair market value of a share of Common Stock was $8.25 per share.

  Option Rights

     Option Rights provide the right to purchase shares of Common Stock at a price not less than its fair market value on the date of the grant with respect to Incentive Options and not less than eighty-five percent (85%) of its fair market value with respect to other options. The option price is payable in cash, nonforfeitable, unrestricted shares of Common Stock already owned by the optionee, any other legal consideration that the Committee deems appropriate, including, without limitation, promissory notes, or any combination of these methods. Any grant of Option Rights may provide for the deferred payment of the option price on the sale of some or all of the shares obtained from the exercise. Any grant may provide for the automatic grant of additional Option Rights to an optionee upon the exercise of Option Rights using Common Stock as payment.

     Option Rights granted under the Amended Incentive Plan may be Option Rights that are intended to qualify as incentive stock options ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or Option Rights that are not intended to so qualify or combinations thereof. Except in the case of grants of ISO's, the Committee may provide for the payment to the optionee of dividend equivalents in the form of cash or Common Stock paid on a current, deferred or contingent basis or may provide that the equivalents be credited against the option price.

     No Option Rights may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment that is necessary before the Option Rights become exercisable and may provide for the earlier exercisability of the Option Rights in the event of retirement, death or disability of the participant or a change in control of the Company. Any grant of Option Rights may specify Management Objectives (as described below) that must be achieved as a condition to exercise such rights.

  Appreciation Rights

     Appreciation Rights represent the right to receive from the Company an amount, determined by the Committee and expressed as a percentage not exceeding 100 percent, of the difference between the base price established for such Rights and the market value of the Common Stock on the date the rights are exercised. Appreciation Rights can be tandem (granted with Option Rights to provide an alternative to exercise of the Option Rights) or free-standing. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the spread is positive, and requires that the related Option Right be surrendered for cancellation. Free-standing Appreciation Rights must have a base price per Right that is not less than the fair market value of the Common Stock on the date of grant, must specify the period of continuous employment that is necessary before such Appreciation Rights become exercisable (except that they may provide for the earlier exercise of the Appreciation Rights in the event of retirement, death or disability of the participant or a change in control of the Company) and may not be exercisable more than ten years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company on exercise of an Appreciation Right may be paid in cash, in Common Stock or in any combination thereof, and may either grant to the recipient or retain in the Committee the right to elect among those alternatives. Any grant of Appreciation Rights may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents in the form of cash or Common Stock paid on a current, deferred or contingent basis. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights.

  Restricted Shares

     Restricted Shares constitute an immediate transfer of ownership to the recipient in consideration of the performance of services. The participant has dividend and voting rights on such shares. Restricted Shares must be subject to a "substantial risk of forfeiture" of the shares, within the meaning of Section 83 of the Code for a period to be determined by the Committee on the date of the grant. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in the manner prescribed by the Committee on the date of grant for the period during which such forfeiture provisions are to continue. The Committee may provide for the earlier termination of the forfeiture provisions in the event of retirement, death or disability of the participant or a change in control of the Company.

     Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives.

  Deferred Shares

     Deferred Shares constitute an agreement to issue shares to the recipient in the future in consideration of the performance of services, but subject to the fulfillment of such conditions as the Committee may specify. The participant has no right to transfer any rights under his or her award and no right to vote the Deferred Shares. The Committee may authorize the payment of dividend equivalents on the Deferred Shares, in cash or Common Stock, on a current, deferred or contingent basis. The Committee must fix a deferral period at the time of grant, and may provide for the earlier termination of the deferral period in the event of retirement, death or disability of the participant or a change in control of the Company.

  Performance Shares and Performance Units

     A Performance Share is the equivalent of one share of Common Stock and a Performance Unit is the equivalent of $100.00. The participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period may be subject to earlier termination in the event of retirement, death or disability of the participant or a change in control of the Company. A minimum level of acceptable achievement will also be established by the Committee. If by the end of the Performance Period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Committee in cash, Common Stock or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in Common Stock on a current, deferred or contingent basis.

  Management Objectives

     The Amended Incentive Plan requires that the Committee establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares and dividend equivalents may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the participant is employed. Management Objectives applicable to any award to a participant who is, or is determined by the Committee likely to become, a "covered employee" within the meaning of
Section 162(m)(3) of the Code shall be limited to specified levels of or growth in (i) return on invested capital, (ii) earnings per share, (iii) return on assets, (iv) return on equity, (v) stockholder return, (vi) sales growth, (vii) productivity improvement, and/or (viii) net income. Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives, in whole or in part, as the Committee deems appropriate and equitable.

  Administration

     The Compensation Committee of the Board of Directors will administer and interpret the Amended Incentive Plan. The Committee is composed of not less than two directors, each of whom must be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. In the absence of a Committee or in the event of grants to non-employee directors, the Board of Directors will administer and interpret the Amended Incentive Plan.

  Eligibility

     Officers, key employees, directors and consultants of the Company and its Subsidiaries, as determined by the Committee, may be selected to receive benefits under the Amended Incentive Plan. As of the Record Date, approximately 4 officers, 17 key employees, 3 non-employee directors and 3 consultants of the Company were eligible to participate in the Amended Incentive Plan. In light of the recent acquisition of Valence, with the exception of 3 officers of Valence, the Committee has not yet determined the number of officers and key employees of Valence who are eligible to participate in the Incentive Plan.

  Transferability

     Option Rights and other derivative securities awarded under the Amended Incentive Plan will not be transferable by a participant other than by will or the laws of descent and distribution or, other than an ISO, a qualified domestic relations order. Any award made under the Amended Incentive Plan may provide that any Common Stock issued or transferred as a result of the award will be subject to further restrictions upon transfer.

  Adjustments

     The Committee may make or provide for adjustment in the number of shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares, the prices per share applicable thereto and the kind of shares (including shares of another issuer), as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants that would otherwise result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all of the outstanding awards under the Amended Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under the Amended Incentive Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. In any case, such substitution of securities shall not require the consent of any person who is granted awards pursuant to the Amended Incentive Plan.

  Amendments and Miscellaneous

     The Amended Incentive Plan may be amended by the Committee or the Company's Board of Directors, but except as expressly authorized by the Amended Incentive Plan, no such amendment shall increase the maximum number of shares specified in
Section 3(a) of the Amended Incentive Plan (except as expressly authorized by the Amended Incentive Plan), increase the number of Performance Units specified in Section 3(e) of the Amended Incentive Plan or cause Rule 16b-3 to become inapplicable to the Amended Incentive Plan without the further approval of the stockholders of the Company, unless permitted by

Rule 16b-3. However, the Committee or the Board may amend the Amended Incentive Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws and regulations, or in the interpretation of such laws and regulations.

     Where the Committee has established conditions to the exercisability or retention of certain awards, the Amended Incentive Plan allows the Committee to take action in its sole discretion subsequently to equitably adjust such conditions in certain circumstances, including in the case of death, disability or retirement.

     With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Option Rights or any other award granted under the Amended Incentive Plan. In the event of such cancellation, the Committee may authorize the granting of new Option Rights or other awards, which may or may not cover the same number of shares of Common Stock that had been the subject of the prior award, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under the Amended Incentive Plan had the cancelled Option Rights or other awards not been granted.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended Incentive Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

  Tax Consequences to Participants

     Nonqualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a nonqualified Option Right is granted; (ii) at the time of exercise of a nonqualified Option Right ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option Right appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if the optionee satisfies certain employment and holding period requirements, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. To satisfy the employment requirement, the optionee must exercise the ISO not later than three months after he or she ceases to be an employee of the Company (or one year if he or she is disabled). To satisfy the holding period requirement, the optionee must not dispose of the shares issued pursuant to the exercise of the ISO within two years after the date of grant of the ISO and within one year after the transfer of such shares to the optionee.

     If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of a Tandem Appreciation Right or a Free-standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

     Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares also will commence on such date.

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

     Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or Director to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the tax consequences to the officer or Director may differ from the tax consequences described above. In these circumstances, unless a special election under Section 83(b) of the Code has been made, the principal difference (in cases where the officer or Director would otherwise be currently taxed upon his receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or Director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

  Tax Consequences to the Company or Subsidiary

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or Subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation.

NEW PLAN BENEFITS

     The benefits or amounts to be awarded in the future under the Amended Incentive Plan are not determinable at this time and it is not possible to determine the benefits or amounts which would have been received or allocated to eligible participants under the Amended Incentive Plan, other than those actually received under the Incentive Plan during Fiscal 1997 and during the current fiscal year ending December 31, 1998. The table below indicates the Option Rights granted under the Incentive Plan in Fiscal 1997 and in Fiscal 1998 through the Record Date utilizing shares of Common Stock already reserved for issuance or transfer under the Incentive Plan.

                                                            POTENTIAL REALIZABLE                                 POTENTIAL
                                                              VALUE AT ASSUMED                              REALIZABLE VALUE AT
                                                              ANNUAL RATES OF        OPTION                    ASSUMED ANNUAL
                                   OPTION                       STOCK PRICE          RIGHTS                    RATES OF STOCK
                                   RIGHTS                     APPRECIATION FOR       GRANTED                 PRICE APPRECIATION
                                  GRANTED                      OPTION TERM(2)          IN                    FOR OPTION TERM(2)
                                 IN FISCAL    EXERCISE    ------------------------   FISCAL    EXERCISE    ----------------------
       NAME AND POSITION            1997      PRICE(1)        5%           10%        1998     PRICE(1)       5%          10%
       -----------------         ----------   ---------   ----------    ----------   -------   ---------   --------    ----------
Thomas C.K. Yuen...............   167,762       $5.23     $  551,937    $1,399,135    50,000    $6.625     $208,500    $  528,500
  Chairman of the Board and
    Chief Executive Officer
Stephen V. Sedmark.............   192,315        5.20        628,870     1,594,291    50,000     6.625      208,500       528,500
  President and Chief Operating
    Officer
Robert A. Veri.................    65,000       7.625        312,000       790,400        --        --           --            --
  General manager
Janet M. Biski.................    92,588        5.43        315,725       800,886    50,000     6.625      208,500       528,500
  Vice President, Chief
    Financial Officer,
    Treasurer and Secretary
James S. Lucas.................   102,996        5.16        334,737       846,627        --        --           --            --
  Vice President, Sales
All current Executive Officers
  as a Group (4 persons).......   452,665        5.26      1,489,321     3,793,333   150,000     6.625      625,500     1,585,500
All current Directors who are
  not Executive Officers as a
  Group (3 persons)............        --          --             --            --        --        --           --            --
All Employees, including all
  current Officers who are not
  Executive Officers, as a
  Group (13 persons)...........   845,910        5.89      3,129,867     7,943,095    70,000     6.696      294,700       747,600

---------------
(1) The price shown is the weighted average exercise price for all grants during such period.

(2) In accordance with the rules of the U.S. Securities and Exchange Commission, shown are the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the option was granted over the full term. The full term for each of the respective options is ten years from the date of grant. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future increases in the price of its Common Stock.

        RELATIONSHIP OF THE COMPANY WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors selected the firm of Deloitte & Touche LLP ("Deloitte & Touche"), independent certified public accountants, as auditors for Fiscal 1997 and have selected such firm to act as auditors for the fiscal year ending December 31, 1998. During Fiscal 1997, Deloitte & Touche also was engaged by the Company to provide certain consulting services. Representatives of the firm are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     Stockholders of the Company who intend to submit proposals to the Company's stockholders at the annual meeting of stockholders to be held in 1999 must submit such proposals to the Company no later than December 31, 1998, in order for them to be included in the Company's proxy materials for such meeting. Stockholder proposals should be directed to the attention of the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement.

                                 ANNUAL REPORT

     A COPY OF THE ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR (THE "FORM 10-KSB"), INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED BY EACH STOCKHOLDER OF RECORD (AND EACH BENEFICIAL HOLDER) ON THE RECORD DATE, WITHOUT CHARGE. COPIES OF EXHIBITS TO THE FORM 10-KSB ARE AVAILABLE, BUT A REASONABLE FEE WILL BE CHARGED TO A STOCKHOLDER REQUESTING EXHIBITS. ALL SUCH REQUESTS SHOULD BE MADE IN WRITING TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT,
ATTENTION: MS. JANET M. BISKI, VICE PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY.

                                          By Order of the Board of Directors,

                                          /s/ Janet M. Biski
                                          Janet M. Biski
                                          Secretary

Santa Ana, California
April 30, 1998

                                                                      APPENDIX A

                                 SRS LABS, INC.

                              AMENDED AND RESTATED
                         1996 LONG-TERM INCENTIVE PLAN,
                                   AS AMENDED

     1. PURPOSE. The purpose of this Plan is to attract and retain directors, officers, key employees and consultants for SRS Labs, Inc., a Delaware corporation (the "Corporation"), and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

     2. DEFINITIONS. As used in this Plan,

     "APPRECIATION RIGHT" means a right granted pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

     "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

     "BOARD" means the Board of Directors of the Corporation.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" means the committee described in Section 16(a) of this Plan.

     "COMMON SHARES" means (i) shares of the common stock of the Corporation, par value $.001 per share, and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 10 of this Plan.

     "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights or Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

     "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

     "INCENTIVE STOCK OPTIONS" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     "LESS-THAN-80-PERCENT SUBSIDIARY" means a Subsidiary with respect to which the Corporation directly or indirectly owns or controls less than 80 percent of the total combined voting or other decision-making power.

     "MANAGEMENT OBJECTIVES" means the achievement of a performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares and dividend credits. Management Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed. The Management Objectives applicable to any award to a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision) shall be limited to specified levels of or growth in:

     (i)  return on invested capital;

     (ii)  earnings per share;

     (iii)  return on assets;

     (iv)  return on equity;

     (v)  shareholder return;

     (vi)  sales growth;

     (vii) productivity improvement; and/or

     (viii) net income.

Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

     "MARKET VALUE PER SHARE" means, at any date, (i) the closing sales price for the Common Shares on that date, if available, or, if there are no sales on that date or if a closing sales price is not available, (ii) the average of the "bid" and "asked" prices of the Common Shares on that date, in each case as reported by the National Association of Securities Dealers Automated Quotation System or any national securities exchange on which the Common Shares are then traded, or, if (i) or (ii) are not available, the fair market value of the Common Shares as determined by the Committee from time to time.

     "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right.

     "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

     "OPTION RIGHT" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

     "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and who is at that time an officer, any other key employee, a director or a consultant of the Corporation or any Subsidiary, or who has agreed to commence serving in any such capacity.

     "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

     "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

     "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $100.00 awarded pursuant to Section 8 of this Plan.

     "RELOAD OPTION RIGHTS" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

     "RESTRICTED SHARES" mean Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

     "RULE 16B-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect), as in effect from time to time.

     "SPREAD" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Option Price specified in the related Option Right.

     "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

     "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

     3. SHARES AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares issued or transferred
(i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from all substantial risks of forfeiture, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under this Plan, shall not in the aggregate exceed 4,500,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. If any award terminates, expires or is cancelled with respect to any Common Shares, new awards may thereafter be granted covering such Common Shares.

     (b) Upon the full or partial payment of any Option Price by the transfer to the Corporation of Common Shares or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Corporation.

     (c) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

     (d) Notwithstanding any other provision of this Plan to the contrary, no Participant shall be granted Option Rights for more than 750,000 Common Shares during any period of three consecutive calendar years subject to adjustment as provided in Section 10 of this Plan.

     (e) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any period of one calendar year receive awards of Performance Shares and Performance Units having an aggregate value as of their respective Dates of Grant in excess of $750,000.

     4. OPTION RIGHTS. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of Common Shares to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

          (b) Each grant shall specify an Option Price per Common Share, which in the case of Incentive Options, shall be equal to or greater than the Market Value per Share on the Date of Grant and, in the case of other options, shall not be less than eighty-five percent (85%) of the Market Value per Share on the Date of Grant.

          (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration, including, without limitation, promissory notes, that the Committee may deem appropriate, including without limitation any form of consideration authorized under
     Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

          (d) Any grant may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Option Rights shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

          (f) Any grant may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights, for Common Shares or any other non-cash consideration authorized under Sections 4(d) and (e) above.

          (g) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant remain unexercised.

          (h) Each grant shall specify the period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercisability of such rights in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (i) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (j) Option Rights granted under this Plan may be (i) options that are intended to qualify under particular provisions of the Code, including without limitation Incentive Stock Options, (ii) options that are not intended to so qualify or (iii) combinations of the foregoing.

          (k) On or after the Date of Grant of any Option Rights other than Incentive Stock Options, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

          (l) No Option Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

          (m) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     5. APPRECIATION RIGHTS. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Appreciation rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

          (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

          (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

          (d) Any grant may specify that an Appreciation Right may be exercised only in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (e) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

          (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

          (g) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

          (h) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

          (i) Regarding Free-standing Appreciation Rights only:

             (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

             (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to such Participant remain unexercised;

             (iii) Each grant shall specify the period or periods of continuous employment of the Participant by the Corporation or any Subsidiary that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event; and

             (iv) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. RESTRICTED SHARES. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          (e) Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each such grant shall specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered. Such distribution may be reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

          (g) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

     7. DEFERRED SHARES. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

          (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such shares in cash or additional Common Shares on a current, deferred or contingent basis.

          (e) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also authorize grants to Participants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, subject to the limitations in
     Section 3, which may be subject to adjustment to reflect changes in compensation or other factors.

          (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant and each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

          (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

          (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

          (f) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or in additional Common Shares on a current, deferred or contingent basis.

          (g) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     9. TRANSFERABILITY. (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) awarded under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution or, other than with respect to an Incentive Stock Option, a qualified domestic relations order, as defined in the Code. Option Rights and Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for transferability of particular awards under this Plan so long as such provisions will not disqualify the exemption for other awards under Rule 16b-3.

     (b) Any award made under this Plan may provide that all or any part of the Common Shares that are (i) to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares, or in payment of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

     10. ADJUSTMENTS. The Committee may make or provide for such adjustments in the (a) number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder,
(b) prices per share applicable to such Option Rights and Appreciation Rights, and (c) kind of shares (including shares of another issuer) covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or
(z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. In any case, such substitution of securities shall not require the consent of any person who is granted awards pursuant to this Plan.

     11. FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     12. WITHHOLDING TAXES. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     13. PARTICIPATION BY EMPLOYEES OF A LESS-THAN-80-PERCENT SUBSIDIARY. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Less-Than-80-Percent Subsidiary, regardless whether such Participant is also employed by the Corporation or another Subsidiary, the Committee may require the Less-Than-80-Percent Subsidiary to agree to transfer to the Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-80-Percent Subsidiary pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation upon receipt by the Less-Than-80-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Corporation. Any such award may be evidenced by an agreement between the Participant and the Less-Than-80-Percent Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Committee and the Less-Than-80-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-80-Percent Subsidiary will be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to the Less-Than-80-Percent Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

     14. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred

Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 6(d) of this Plan, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

     15. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Corporation or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments, or restatements shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Corporation.

     16. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by the Compensation Committee of the Board appointed from time to time by the Board of Directors of the Corporation. The Committee shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of
Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. In the absence of a Committee or in the event of grants to non-employee directors, this Plan shall be administered by the Board, and, in such case, all references to the "Committee" herein shall be deemed to be references to the Board.

     (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares or Deferred Shares, Performance Shares and Performance Units and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

     17. AMENDMENTS AND OTHER MATTERS. (a) This Plan may be amended from time to time by the Committee or the Board, but except as expressly authorized by this Plan no such amendment shall increase the maximum number of shares specified in
Section 3(a) of this Plan, increase the number of Performance Units specified in
Section 3(e) of this Plan, or cause Rule 16b-3 to become inapplicable to this Plan, without the further approval of the shareholders of the Corporation, unless permitted by Rule 16b-3. Without limiting the generality of the foregoing, the Committee or the Board may amend this Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

     (b) With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares that had been the subject of the prior award, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under this Plan had the cancelled Option Rights or other awards not been granted.

     (c) The Committee also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Common Shares.

     (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

     (e) (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option Right; provided, however, that such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

     (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the shareholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for Rule 16b-3 to remain applicable to this Plan.

PROXY                                                                      PROXY

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                                 SRS LABS, INC.


               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned shareholder(s) of SRS Labs, Inc., a Delaware corporation (the "Company") hereby appoints Thomas C.K. Yuen, Janet M. Biski, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 11, 1998, and at any and all adjournments, to vote all shares of the capital stock of said Company held of record by the undersigned on April 17, 1998, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR PROPOSALS 2 AND 3, FOR THE NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

       (CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

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
                                 SRS LABS, INC.

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. THE LISTED NOMINEES AND THE PROPOSALS HAVE BEEN PROPOSED BY THE COMPANY.
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED
                        AND "FOR" THE LISTED PROPOSALS.


                                                                      For All
                                                                     Except as
1. ELECTION OF DIRECTORS:                               Withhold    Indicated to
   Nominees for election to the Board         For All      All      the Contrary
   of Directors as Class II Directors:          [ ]        [ ]          [ ]
      John AuYeung       John Tu

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO
   VOTE FOR ANY NOMINEE, WRITE THE NOMINEE'S
   NAME ON THE SPACE PROVIDED BELOW.)

   -----------------------------------------

2. Proposal to approve the amendment to the     For       Against     Abstain
   SRS Labs, Inc. Amended and Restated 1996     [ ]         [ ]         [ ]
   Long-Term Incentive Plan (the "Incentive
   Plan") to increase the number of shares
   of common stock available for issuance
   thereunder by 2,500,000.


3. Proposal to approve the amendment to the     For       Against     Abstain
   Incentive Plan to allow all directors of     [ ]         [ ]         [ ]
   the Company and any Subsidiary (as
   defined in the Incentive Plan) of the
   Company to participate in the Incentive
   Plan.


4. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.


                                       [ ] I PLAN TO ATTEND THE MEETING

                                       Please date this Proxy and sign exactly
                                       as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.


                                       -----------------------------------------
                                                      Signature

                                       -----------------------------------------
                                                      Signature

                                       Dated:                             , 1998
                                              ---------------------------


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